PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2017 (In apartment units)

	Combined Adjusted Same Store	Non-Same Store(1) (2)	Lease-up (2)	Total Completed Communities	Development Units Delivered(2)	Total

Atlanta, GA	10,324	1,158	—	11,482	—	11,482
Dallas, TX	9,085	680	—	9,765	—	9,765
Austin, TX	6,475	298	—	6,773	—	6,773
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	462	314	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	397	—	4,794	379	5,173
Houston, TX	4,127	352	—	4,479	316	4,795
Fort Worth, TX	4,249	270	—	4,519	—	4,519
Washington, DC	3,386	694	—	4,080	—	4,080
Nashville, TN	3,776	—	279	4,055	—	4,055
Phoenix, AZ	2,301	—	322	2,623	—	2,623
South Florida	480	—	—	480	—	480
Large Markets	64,467	4,311	915	69,693	695	70,388

Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,648	78	302	3,028	—	3,028
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	—	336	2,084	—	2,084
Richmond, VA	1,668	254	82	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,840	1,121	—	7,961	—	7,961
Secondary Markets	27,233	1,453	720	29,406	—	29,406
Total Multifamily Units	91,700	5,764	1,635	99,099	695	99,794

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.
(2)Other Non-Same Store Portfolio includes Non-Same Store, Lease-up and Development Units.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

		As of March 31, 2017			Average Effective Rent for the Three Months Ended March 31, 2017	As of March 31, 2017
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$1,790,662	14.0%	96.2%	$1,312	11,482
Dallas, TX		1,330,800	10.4%	95.5%	1,253	9,765
Washington, DC		932,679	7.3%	97.2%	1,679	4,080
Charlotte, NC		915,076	7.2%	96.9%	1,146	6,149
Tampa, FL		834,807	6.5%	97.0%	1,346	5,220
Orlando, FL		760,971	6.0%	96.9%	1,316	4,960
Austin, TX		746,890	5.8%	96.0%	1,164	6,773
Raleigh/Durham, NC		591,361	4.6%	97.1%	1,017	4,794
Houston, TX		505,294	4.0%	96.2%	1,150	4,479
Fort Worth, TX		388,662	3.0%	96.5%	1,055	4,519
Nashville, TN		377,426	3.0%	96.2%	1,155	3,776
Phoenix, AZ		295,613	2.3%	97.2%	1,036	2,301
South Florida		58,345	0.5%	96.9%	1,607	480
Large Markets		$9,528,586	74.6%	96.4%	$1,235	68,778

Charleston, SC		$284,875	2.2%	96.5%	$1,113	2,726
Jacksonville, FL		282,298	2.2%	97.4%	1,019	3,496
Richmond, VA		236,176	1.9%	96.2%	1,040	1,922
Savannah, GA		229,482	1.8%	97.2%	1,003	2,219
San Antonio, TX		158,439	1.2%	96.6%	1,062	1,504
Kansas City, MO-KS		154,975	1.2%	96.2%	1,199	956
Birmingham, AL		148,531	1.2%	96.4%	949	1,462
Memphis, TN		122,702	1.0%	96.1%	900	1,811
All Other Secondary Markets by State (individual markets <1% gross real assets)
Alabama		$166,541	1.3%	97.1%	$843	1,856
Virginia		146,930	1.2%	97.6%	1,199	1,039
Florida		139,209	1.1%	96.9%	1,017	1,790
South Carolina		127,176	1.0%	96.5%	799	2,324
Arkansas		113,241	0.9%	94.5%	884	1,368
Kentucky		88,691	0.7%	96.7%	848	1,308
Mississippi		69,433	0.5%	96.5%	867	1,241
Nevada		67,051	0.5%	96.8%	898	721
Tennessee		48,112	0.4%	97.0%	809	943
Secondary Markets		$2,583,862	20.3%	96.7%	$972	28,686

Subtotal		$12,112,448	94.9%	96.5%	$1,158	97,464

Atlanta, GA	Large	$101,601	0.8%				770
Houston, TX	Large	79,835	0.6%	25.9%	$1,476	316	388
Phoenix, AZ	Large	69,474	0.5%	95.7%	1,165	322	322
Nashville, TN	Large	62,393	0.5%	76.7%	1,852	279	279
Raleigh/Durham, NC	Large	56,887	0.4%	68.6%	1,131	379	406
Denver, CO	Large	56,272	0.4%				358
Austin, TX	Large	50,279	0.4%				344
Orlando, FL	Large	37,520	0.3%	75.8%	1,265	314	314
Charleston, SC	Secondary	69,843	0.6%	86.8%	1,539	302	302
Greenville, SC	Secondary	56,738	0.4%	90.8%	1,180	336	336
Kansas City, MO-KS	Secondary	16,837	0.1%				154
Richmond, VA	Secondary	14,214	0.1%	89.0%	1,070	82	82
Lease-up and Development		$671,893	5.1%	74.8%	$1,346	2,330	4,055

Total Wholly Owned Multifamily Communities		$12,784,341	100.0%	96.0%	$1,162	99,794	101,519
(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME (1)
Dollars in thousands

			Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2017	March 31, 2016	Percent Change
Operating Revenue
Combined Adjusted Same Store Communities	91,700	$11,291,335	$342,070	$332,830	2.8%
Combined Adjusted Non-Same Store Communities	5,764	821,112	25,318	28,597
Lease up/Development Communities	2,330	671,894	5,885	54
Total Multifamily Portfolio	99,794	$12,784,341	$373,273	$361,481
Commercial Property/Land	—	$204,725	$5,635	$6,444
Total Combined Adjusted Operating Revenue	99,794	$12,989,066	$378,908	$367,925

Property Operating Expenses
Combined Adjusted Same Store Communities			$126,360	$124,712	1.3%
Combined Adjusted Non-Same Store Communities			9,926	12,474
Lease up/Development Communities			3,039	30
Total Multifamily Portfolio			$139,325	$137,216
Commercial Property/Land			$1,948	$2,409
Total Combined Adjusted Property Operating Expenses			$141,273	$139,625

Net Operating Income
Combined Adjusted Same Store Communities			$215,710	$208,118	3.6%
Combined Adjusted Non-Same Store Communities			15,392	16,123
Lease up/Development Communities			2,846	24
Total Multifamily Portfolio			$233,948	$224,265
Commercial Property/Land			$3,687	$4,035
Total Combined Adjusted Net Operating Income			$237,635	$228,300	4.1%

(1) The amounts presented in the schedule for the three-months ended March 31, 2016, included the results on a combined adjusted basis.

COMPONENTS OF COMBINED ADJUSTED SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended
	March 31, 2017	March 31, 2016	Percent Increase/(Decrease)
Personnel	$30,116	$30,225	(0.4)%
Building Repair and Maintenance	14,680	14,325	2.5%
Utilities	24,122	23,915	0.9%
Marketing	3,716	3,571	4.1%
Office Operations	5,053	5,446	(7.2)%
Property Taxes	45,392	43,420	4.5%
Insurance	3,281	3,810	(13.9)%
Total Combined Adjusted Property Operating Expenses	$126,360	$124,712	1.3%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

Combined Adjusted Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Combined Adjusted Same Store NOI	Three months ended March 31, 2017	Three months ended March 31, 2016
Atlanta, GA	10,324	13.2%	96.1%	96.2%
Dallas, TX	9,085	9.8%	95.1%	95.8%
Charlotte, NC	6,149	7.4%	96.3%	96.2%
Tampa, FL	5,220	6.7%	95.9%	96.0%
Austin, TX	6,475	6.2%	95.6%	95.9%
Washington, DC	3,386	5.9%	97.0%	95.9%
Orlando, FL	4,498	5.7%	95.8%	96.6%
Raleigh/Durham, NC	4,397	4.6%	96.7%	96.2%
Nashville, TN	3,776	4.4%	95.3%	95.5%
Fort Worth, TX	4,249	4.2%	95.7%	96.0%
Houston, TX	4,127	3.5%	95.1%	95.3%
Phoenix, AZ	2,301	2.5%	97.4%	96.9%
South Florida	480	0.7%	96.6%	96.5%
Large Markets	64,467	74.8%	95.9%	96.0%

Jacksonville, FL	3,496	3.5%	97.0%	96.6%
Charleston, SC	2,648	2.9%	95.8%	95.6%
Savannah, GA	2,219	2.2%	96.5%	96.4%
Richmond, VA	1,668	1.7%	95.7%	97.0%
Greenville, SC	1,748	1.4%	96.6%	95.7%
Memphis, TN	1,811	1.4%	95.7%	96.6%
San Antonio, TX	1,504	1.3%	96.1%	96.1%
Birmingham, AL	1,462	1.3%	96.5%	96.1%
Little Rock, AR	1,368	1.1%	95.5%	95.4%
Jackson, MS	1,241	1.0%	96.1%	96.4%
Huntsville, AL	1,228	1.0%	96.3%	96.1%
Other	6,840	6.4%	96.0%	96.5%
Secondary Markets	27,233	25.2%	96.2%	96.3%

Total Combined Adjusted Same Store	91,700	100.0%	96.0%	96.1%

Supplemental Data S-4

MULTIFAMILY COMBINED ADJUSTED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2017	Q1 2016	% Chg	Q1 2017	Q1 2016	% Chg	Q1 2017	Q1 2016	% Chg	Q1 2017	Q1 2016	% Chg
Atlanta, GA	10,324	$44,089	$42,592	3.5%	$15,758	$15,987	(1.4)%	$28,331	$26,605	6.5%	$1,320	$1,277	3.4%
Dallas, TX	9,085	36,061	35,162	2.6%	15,145	15,022	0.8%	20,916	20,140	3.9%	1,259	1,225	2.8%
Charlotte, NC	6,149	22,740	21,965	3.5%	6,765	6,915	(2.2)%	15,975	15,050	6.1%	1,146	1,109	3.3%
Tampa, FL	5,220	22,384	21,645	3.4%	7,838	7,779	0.8%	14,546	13,866	4.9%	1,346	1,293	4.1%
Austin, TX	6,475	24,180	23,622	2.4%	10,809	10,793	0.1%	13,371	12,829	4.2%	1,146	1,119	2.4%
Washington, DC	3,386	18,724	18,377	1.9%	5,944	6,277	(5.3)%	12,780	12,100	5.6%	1,747	1,735	0.7%
Orlando, FL	4,498	19,000	18,513	2.6%	6,694	6,620	1.1%	12,306	11,893	3.5%	1,328	1,277	4.0%
Raleigh/Durham, NC	4,397	14,696	14,098	4.2%	4,785	4,601	4.0%	9,911	9,497	4.4%	1,011	968	4.4%
Nashville, TN	3,776	14,147	13,581	4.2%	4,557	4,263	6.9%	9,590	9,318	2.9%	1,155	1,108	4.2%
Fort Worth, TX	4,249	15,168	14,358	5.6%	6,070	5,996	1.2%	9,098	8,362	8.8%	1,070	1,010	5.9%
Houston, TX	4,127	14,420	14,941	(3.5)%	6,814	6,759	0.8%	7,606	8,182	(7.0)%	1,094	1,149	(4.8)%
Phoenix, AZ	2,301	7,867	7,551	4.2%	2,371	2,325	2.0%	5,496	5,226	5.2%	1,036	1,001	3.5%
South Florida	480	2,448	2,334	4.9%	904	814	11.1%	1,544	1,520	1.6%	1,607	1,543	4.1%
Large Markets	64,467	$255,924	$248,739	2.9%	$94,454	$94,151	0.3%	$161,470	$154,588	4.5%	$1,233	$1,198	2.9%

Jacksonville, FL	3,496	$11,488	$11,075	3.7%	$4,016	$3,852	4.3%	$7,472	$7,223	3.4%	$1,019	$987	3.2%
Charleston, SC	2,648	9,538	9,220	3.4%	3,178	3,077	3.3%	6,360	6,143	3.5%	1,099	1,055	4.2%
Savannah, GA	2,219	7,361	7,289	1.0%	2,587	2,493	3.8%	4,774	4,796	(0.5)%	1,003	981	2.2%
Richmond, VA	1,668	5,475	5,321	2.9%	1,865	1,845	1.1%	3,610	3,476	3.9%	998	960	4.0%
Greenville, SC	1,748	4,704	4,531	3.8%	1,722	1,674	2.9%	2,982	2,857	4.4%	797	771	3.4%
Memphis, TN	1,811	5,291	5,146	2.8%	2,366	2,205	7.3%	2,925	2,941	(0.5)%	900	864	4.2%
San Antonio, TX	1,504	5,156	5,108	0.9%	2,269	2,200	3.1%	2,887	2,908	(0.7)%	1,062	1,053	0.9%
Birmingham, AL	1,462	4,674	4,646	0.6%	1,966	1,835	7.1%	2,708	2,811	(3.7)%	949	938	1.2%
Little Rock, AR	1,368	3,865	3,848	0.4%	1,438	1,352	6.4%	2,427	2,496	(2.8)%	884	875	1.0%
Jackson, MS	1,241	3,592	3,558	1.0%	1,343	1,290	4.1%	2,249	2,268	(0.8)%	867	856	1.3%
Huntsville, AL	1,228	3,336	3,246	2.8%	1,276	1,211	5.4%	2,060	2,035	1.2%	784	765	2.5%
Other	6,840	21,666	21,103	2.7%	7,880	7,527	4.7%	13,786	13,576	1.5%	972	945	2.9%
Secondary Markets	27,233	$86,146	$84,091	2.4%	$31,906	$30,561	4.4%	$54,240	$53,530	1.3%	$965	$938	2.9%

Total Combined Adjusted Same Store	91,700	$342,070	$332,830	2.8%	$126,360	$124,712	1.3%	$215,710	$208,118	3.6%	$1,153	$1,121	2.9%

Supplemental Data S-5

MULTIFAMILY COMBINED ADJUSTED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2017	Q4 2016	% Chg	Q1 2017	Q4 2016	% Chg	Q1 2017	Q4 2016	% Chg	Q1 2017	Q4 2016	% Chg
Atlanta, GA	10,324	$44,089	$43,811	0.6%	$15,758	$15,236	3.4%	$28,331	$28,575	(0.9)%	$1,320	$1,317	0.2%
Dallas, TX	9,085	36,061	36,036	0.1%	15,145	14,486	4.5%	20,916	21,550	(2.9)%	1,259	1,258	0.1%
Charlotte, NC	6,149	22,740	22,548	0.9%	6,765	6,937	(2.5)%	15,975	15,611	2.3%	1,146	1,145	0.1%
Tampa, FL	5,220	22,384	22,336	0.2%	7,838	7,646	2.5%	14,546	14,690	(1.0)%	1,346	1,341	0.4%
Austin, TX	6,475	24,180	24,162	0.1%	10,809	10,204	5.9%	13,371	13,958	(4.2)%	1,146	1,146	0.0%
Washington, DC	3,386	18,724	18,692	0.2%	5,944	6,048	(1.7)%	12,780	12,644	1.1%	1,747	1,748	(0.1)%
Orlando, FL	4,498	19,000	18,991	0.0%	6,694	6,676	0.3%	12,306	12,315	(0.1)%	1,328	1,323	0.4%
Raleigh/Durham, NC	4,397	14,696	14,458	1.6%	4,785	4,856	(1.5)%	9,911	9,602	3.2%	1,011	1,005	0.6%
Nashville, TN	3,776	14,147	14,147	0.0%	4,557	4,592	(0.8)%	9,590	9,555	0.4%	1,155	1,152	0.3%
Fort Worth, TX	4,249	15,168	15,039	0.9%	6,070	5,861	3.6%	9,098	9,178	(0.9)%	1,070	1,059	1.0%
Houston, TX	4,127	14,420	14,425	0.0%	6,814	5,923	15.0%	7,606	8,502	(10.5)%	1,094	1,115	(1.9)%
Phoenix, AZ	2,301	7,867	7,739	1.7%	2,371	2,400	(1.2)%	5,496	5,339	2.9%	1,036	1,027	0.9%
South Florida	480	2,448	2,397	2.1%	904	839	7.7%	1,544	1,558	(0.9)%	1,607	1,589	1.1%
Large Markets	64,467	$255,924	$254,781	0.4%	$94,454	$91,704	3.0%	$161,470	$163,077	(1.0)%	$1,233	$1,231	0.2%

Jacksonville, FL	3,496	$11,488	$11,307	1.6%	$4,016	$3,579	12.2%	$7,472	$7,728	(3.3)%	$1,019	$1,014	0.5%
Charleston, SC	2,648	9,538	9,443	1.0%	3,178	3,419	(7.0)%	6,360	6,024	5.6%	1,099	1,092	0.6%
Savannah, GA	2,219	7,361	7,278	1.1%	2,587	2,930	(11.7)%	4,774	4,348	9.8%	1,003	995	0.8%
Richmond, VA	1,668	5,475	5,416	1.1%	1,865	1,799	3.7%	3,610	3,617	(0.2)%	998	994	0.4%
Greenville, SC	1,748	4,704	4,659	1.0%	1,722	1,690	1.9%	2,982	2,969	0.4%	797	793	0.5%
Memphis, TN	1,811	5,291	5,259	0.6%	2,366	2,183	8.4%	2,925	3,076	(4.9)%	900	898	0.2%
San Antonio, TX	1,504	5,156	5,159	(0.1)%	2,269	2,174	4.4%	2,887	2,985	(3.3)%	1,062	1,057	0.5%
Birmingham, AL	1,462	4,674	4,642	0.7%	1,966	1,908	3.0%	2,708	2,734	(1.0)%	949	945	0.4%
Little Rock, AR	1,368	3,865	3,875	(0.3)%	1,438	1,373	4.7%	2,427	2,502	(3.0)%	884	882	0.2%
Jackson, MS	1,241	3,592	3,572	0.6%	1,343	1,275	5.3%	2,249	2,297	(2.1)%	867	865	0.2%
Huntsville, AL	1,228	3,336	3,307	0.9%	1,276	1,236	3.2%	2,060	2,071	(0.5)%	784	785	(0.1)%
Other	6,840	21,666	21,558	0.5%	7,880	7,779	1.3%	13,786	13,779	0.1%	972	970	0.2%
Secondary Markets	27,233	$86,146	$85,475	0.8%	$31,906	$31,345	1.8%	$54,240	$54,130	0.2%	$965	$961	0.4%

Total Combined Adjusted Same Store	91,700	$342,070	$340,256	0.5%	$126,360	$123,049	2.7%	$215,710	$217,207	(0.7)%	$1,153	$1,151	0.2%
MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of March 31, 2017				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q1 2017	After

Post Parkside at Wade II	Raleigh, NC	406	379	299	4Q14	2Q16	2Q17	4Q17	$58,900	$57,172	$1,728
Post Afton Oaks	Houston, TX	388	316	130	3Q14	4Q16	2Q17	2Q18	79,900	78,894	$1,006
The Denton II	Kansas City, MO	154	—	—	4Q15	3Q17	4Q17	3Q18	25,400	16,837	$8,563
Post South Lamar II	Austin, TX	344	—	—	1Q15	2Q17	4Q17	4Q18	65,600	52,321	$13,279
Post Millennium Midtown	Atlanta, GA	332	—	—	2Q15	3Q17	1Q18	4Q18	91,100	69,165	$21,935
Post River North	Denver, CO	358	—	—	4Q15	4Q17	1Q18	2Q19	88,200	60,907	$27,293
Post Centennial Park	Atlanta, GA	438	—	—	1Q16	1Q18	3Q18	4Q19	96,300	41,381	$54,919
Total Active		2,420	695	429					$505,400	$376,677	$128,723

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of March 31, 2017
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Residences at Fountainhead	Phoenix, AZ	322	95.7%	(2)	2Q17
Innovation Apartment Homes	Greenville, SC	336	90.8%	(2)	2Q17
1201 Midtown	Charleston, SC	302	86.8%	(2)	3Q17
Retreat at West Creek II	Richmond, VA	82	89.0%	1Q17	3Q17
CG at Randal Lakes II	Orlando, FL	314	75.8%	1Q17	3Q17
Charlotte at Midtown	Nashville, TN	279	76.7%	(2)	2Q18
Total		1,635	85.6%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2017 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Charlotte at Midtown	Nashville, Tennessee	279	2016	March 16, 2017	$158

Supplemental Data S-7

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of March 31, 2017
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$76,367	(1)	$50,926	(2)	$44,629

	Three months ended March 31, 2017
Joint Venture Property	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,967	$357

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. As of February 2017, this note is prepayable without penalty.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2017
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,677,776	80.7%	3.8%	4.3%	4.1
Capped debt	50,000	1.1%	1.2%	1.2%	1.0
Floating (unhedged) debt	829,408	18.2%	1.8%	1.8%	0.1
Total	$4,557,184	100.0%	3.4%	3.8%	3.4

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,260,686	71.6%	3.4%	3.3%	3.8
Secured debt	1,296,498	28.4%	3.5%	5.0%	2.1
Total	$4,557,184	100.0%	3.4%	3.8%	3.4

	Total	Percent of		Q1 2017	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$10,770,397	80.7%		$190,153	80.0%
Encumbered gross assets	2,577,193	19.3%		47,482	20.0%
Total	$13,347,590	100.0%		$237,635	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2017	$183,846	$149,718	$333,564	3.1%	$25,000	$358,564
2018	138,270	250,634	388,904	4.0%	25,000	413,904
2019	750,666	—	750,666	5.8%	—	750,666
2020	165,884	298,995	464,879	3.3%	—	464,879
2021	198,582	—	198,582	5.2%	—	198,582
Thereafter	1,541,181	—	1,541,181	4.0%	—	1,541,181
Total	$2,978,429	$699,347	$3,677,776	4.3%	$50,000	$3,727,776	4.1

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2017 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2017	$—	$151,670	$17,986	$94,190	$263,846
2018	—	—	300,571	168,333	468,904
2019	—	—	19,953	730,712	750,665
2020	570,000	—	149,718	165,884	885,602
2021	—	—	221,939	126,051	347,990
Thereafter	—	1,381,131	447,718	11,328	1,840,177
Total	$570,000	$1,532,801	$1,157,885	$1,296,498	$4,557,184

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	34.1%	Yes
Total secured debt to total assets	40% or less	9.7%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.06x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	330%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	8.2%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.36x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.8%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements.

Supplemental Data S-10

2017 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2017
Earnings
Net income per diluted common share	$2.54 to $2.74
Midpoint	$2.64
FFO per Share - diluted	$5.74 to $5.94
Midpoint	$5.84
AFFO per Share - diluted	$5.15 to $5.35
Midpoint	$5.25

Combined Adjusted Same Store Communities:
Number of units	91,700
Property revenue growth	2.8% to 3.2%
Property operating expense growth	2.5% to 3.5%
NOI growth	3.0% to 3.5%
Real estate tax expense growth	5.5% to 6.5%

Corporate Expenses:
General and administrative and Property management expenses	$85.0 to $87.0 million
Income tax expense	$2.0 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300 to $400 million
Disposition volume	$125 to $175 million
Development investment	$150 to $250 million

Debt:
Average effective interest rate	3.4% to 3.6%
Capitalized interest	$7.0 to $8.0 million
Mark to market adjustment	$16.0 to $18.0 million

Other Items:
Merger and integration expenses	$16.0 to $20.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2017 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.54	$2.74
Real estate depreciation	3.92	3.92
Amortization other	0.26	0.26
Gains on sale of depreciable assets	(0.98)	(0.98)
FFO per Share	5.74	5.94
Recurring capital expenditures	(0.59)	(0.59)
AFFO per Share	$5.15	$5.35

Supplemental Data S-11

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Declaration Date	3/22/2016	5/17/2016	9/27/2016	12/8/2016	3/23/2017
Record Date	4/15/2016	7/15/2016	10/14/2016	1/13/2017	4/13/2017
Payment Date	4/29/2016	7/29/2016	10/31/2016	1/31/2017	4/28/2017
Distributions Per Share	$0.82	$0.82	$0.82	$0.87	$0.87

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-12